Exhibit 4.1

PRESIDENTAND CHIEF EXECUTIVE OFFICER CHIEF OPERATING OFFICER AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY COUNTERSIGNED AND REGISTERED: transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registerd by the Registrar. WITNESS the facimile signatures of the Corporation’s duly authorized officers. Dated GALERA THERAPEUTICS, INC. FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF IS THE RECORD HOLDER OF THIS CERTIFIES THAT SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 36338D 10 8 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK GT

Dated to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For Value Received, hereby sell, assign and transfer unto Additional abbreviations may also be used though not in the above list. (State) (Cust) (Minor) Act under Uniform Gifts to Minors as tenants in common UNI F GI F T MIN ACT— Custodian as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common TEN COM — TEN ENT — JT TEN — The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF EACH OUTSTANDING CLASS OR SERIES OF STOCK OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(S) Guaranteed: NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. X X